SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           SEPTEMBER 25, 1998
                                                            ------------------

                            ITC LEARNING CORPORATION
             (Exact name of registrant as specified in its charter)


MARYLAND                            0-13741                 52-1078263
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


13515 Dulles Technology Drive
Herndon, Virginia                                           20171
-----------------                                           -----
(Address of Principal Executive Offices)                    (Zip Code)

(703) 713-3335
(Registrant's telephone number, including area code)

                                      NONE
           (Former name and address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

       On September 25, 1998, ITC Canada Limited ("ITC Canada"), a wholly owned and newly formed subsidiary of ITC Learning Corporation ("ITC Learning"), acquired substantially all of the assets and the business of Mentor Networks Inc. and its wholly owned subsidiary, High Performance Group (collectively, "Mentor"), of Halifax, Nova Scotia, Canada. Mentor has engaged since 1993 in the development and distribution of multi-media interactive courseware products for the corporate educational market.

       ITC Learning invested U.S. $1 million in Mentor in January of 1998 in exchange for 8% of Mentor's outstanding common stock and the option to acquire an additional 12% through the exercise of warrants. At that time, ITC Learning and Mentor also entered into a reseller agreement awarding ITC Learning a one-year exclusive right to distribute Mentor PC Skills Products in the United States. In June, ITC Learning and Mentor amended the reseller agreement, extending it to three years. ITC Learning also agreed to prepay U.S. $300,000 to Mentor under the reseller agreement and gave up its option to acquire additional Mentor common stock, in exchange for an improved pricing scheme under the reseller agreement.

       On July 20, 1998, Mentor was placed into receivership by its secured lender, the Nova Scotia Business Development Corporation ("NSBDC"). Based on ITC Learning's familiarity with Mentor's products, the existing relationship between ITC Learning and Mentor under the reseller agreement, the substantial integration of Mentor's products into ITC Learning's library, ITC Learning's desire to assure continued and expanded access to Mentor products and ITC Learning's due diligence investigation subsequent to the receivership, ITC Learning submitted a bid to purchase the assets and business of Mentor.

       Under the agreement reached with the NSBDC, ITC Canada purchased the assets and business of Mentor for Cdn. $1 million of cash (approximately U.S. $661,000) and a five-year promissory note at 8% interest payable to the NSBDC in the amount of Cdn. $2 million (approximately U.S. $1,320,000), plus an agreement to pay up to Cdn. $1.6 million (approximately U.S. $1,058,000) in certain future royalty payments based on the ongoing performance of the Mentor assets. As part of the transaction, ITC Learning also committed to provide ITC Canada with working capital up to Cdn. $1.1 million (approximately US $727,000). (The U.S. equivalent for all amounts shown as payable are at current exchange rates and the actual amount paid in U.S. dollars may be different depending upon fluctuations in exchange rates.)

       The Mentor assets will be combined with ITC Learning's Toronto-based sales and marketing office and will be operated by ITC Canada. The source of the funds required to consummate the Mentor acquisition were derived from ITC Learning's working capital and its line of credit with Wachovia Bank, N.A.

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       As a result of the acquisition,  ITC Canada acquired 42 employees,  34 of whom are technical development personnel. ITC Canada also acquired seven PC Skills titles associated with the Microsoft Office Suite(TM) of products, three call center titles, intellectual property rights to an additional 25 soft skills products and certain fixed assets. Following the acquisition, ITC Learning will continue to use these assets to develop and distribute multimedia courseware for corporate North America.

       A copy of ITC Learning's press release issued on September 29, 1998, is attached and incorporated herein.

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Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

It is impracticable to provide the required financial statements at the time of this report. However, the required financial statements will be filed not later than 60 days after the filing of this report.

(b)  Pro Forma Financial Information

It is impracticable to provide the required pro forma financial information at the time of this report. However, the required pro forma financial information will be filed not later than 60 days after the filing of this report.

(c)  Exhibits

DESCRIPTION                                  EXHIBIT

Assignment of Rights Under Offer from          2.1
ITC Learning Corporation to ITC Canada
Limited dated September 1, 1998

Receiver's Bill of Sale from Grant             2.2
Thornton Limited to ITC Canada Limited
dated September 16, 1998

Assignment of Lease from Grant                 2.3
Thornton Limited to ITC Canada Limited
dated September 16, 1998

Assignments of Courseware from Grant           2.4
Thornton  Limited to ITC Canada Limited
dated September 16, 1998

Assignments of Intellectual Property           2.5
Rights from Grant Thornton Limited to
ITC Canada Limited dated September 16,
1998

Assignment of Trademarks from Grant            2.6
Thornton Limited to ITC Canada Limited
dated September 23, 1998

Principal Agreement between ITC Canada         2.7
Limited and Nova Scotia Business
Development Corporation dated
September 16, 1998

Promissory Note in the Amount of Cdn.          2.8
$2,000,000 Executed by ITC Canada
Limited dated September 16, 1998

Demand Debenture between ITC Canada            2.9
Limited and Nova Scotia Business
Development Corporation dated
September 18, 1998

Debenture Pledge Agreement in the              2.10
Amount of Cdn. $3,600,000 between ITC
Canada Limited and Nova Scotia
Business Development Corporation dated
September 18, 1998

General Security Agreement between ITC         2.11
Canada Limited and Nova Scotia
Business Development Corporation dated
September 18, 1998

Guarantee of Obligation by ITC                 2.12
Learning Corporation dated September
22, 1998

Agreement between ITC Learning                 2.13
Corporation and Nova Scotia Business
Development Corporation dated
September 22, 1998

Royalty Agreement among ITC Canada             2.14
Limited, ITC Learning Corporation and
Grant Thornton Limited dated September
18, 1998

Inter-Lender Agreement among ITC               2.15
Canada Limited, Nova Scotia Business
Development Corporation and Wachovia
Bank, N.A. dated September 23, 1998

ITC Learning Corporation Press Release         99.1
dated September 29, 1998

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ITC LEARNING CORPORATION


                                          BY  /s/ CARL D. STEVENS
                                          (Carl D. Stevens, President and
                                          Chief Executive Officer)

                                 EXHIBIT LIST


DESCRIPTION                                            EXHIBIT

Assignment of Rights Under Offer from                  2.1
ITC Learning Corporation to ITC Canada
Limited dated September 1, 1998

Receiver's Bill of Sale from Grant                     2.2
Thornton Limited to ITC Canada Limited
dated September 16, 1998

Assignment of Lease from Grant                         2.3
Thornton Limited to ITC Canada Limited
dated September 16, 1998

Assignments of Courseware from Grant                   2.4
Thornton Limited to ITC Canada Limited
dated September 16, 1998

Assignments of Intellectual Property                   2.5
Rights from Grant Thornton Limited to
ITC Canada Limited dated September 16,
1998

Assignment of Trademarks from Grant                    2.6
Thornton Limited to ITC Canada Limited
dated September 23, 1998

Principal Agreement between ITC Canada                 2.7
Limited and Nova Scotia Business
Development Corporation dated
September 16, 1998

Promissory Note in the Amount of Cdn.                  2.8
$2,000,000 Executed by ITC Canada
Limited dated September 16, 1998

Demand Debenture between ITC Canada                    2.9
Limited and Nova Scotia Business
Development Corporation dated
September 18, 1998

Debenture Pledge Agreement in the                      2.10
Amount of Cdn. $3,600,000 between ITC
Canada Limited and Nova Scotia
Business Development Corporation dated
September 18, 1998

General Security Agreement between ITC                 2.11
Canada Limited and Nova Scotia
Business Development Corporation dated
September 18, 1998

Guarantee of Obligation by ITC                         2.12
Learning Corporation dated September
22, 1998

Agreement between ITC Learning                         2.13
Corporation and Nova Scotia Business
Development Corporation dated
September 22, 1998

Royalty Agreement among ITC Canada                     2.14
Limited, ITC Learning Corporation and
Grant Thornton Limited dated September
18, 1998

Inter-Lender Agreement among ITC                       2.15
Canada Limited, Nova Scotia Business
Development Corporation and Wachovia
Bank, N.A. dated September 23, 1998

ITC Learning Corporation Press Release                 99.1
dated September 29, 1998